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                     SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                        Date of Report:      JANUARY 14 , 1994
                                             -----------------


                              ALLIED PRODUCTS CORPORATION
                 ------------------------------------------------------
                 (Exact name of registrant as specified in its charter)



                                     DELAWARE
                   ----------------------------------------------
                   (State or other jurisdiction of incorporation)






               1-5530                                            38-0292230
        -----------------------                          ---------------------
        (Commission File Number)                            (I.R.S. Employer
                                                         Identification Number)


         10 SOUTH RIVERSIDE PLAZA, SUITE 1600, CHICAGO, ILLINOIS  60606
         --------------------------------------------------------------
          (Address of principal executive offices)           (zip code)



                                (312) 454-1020
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              (Registrant's telephone number, including area code)




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ITEM 2.  DISPOSITION OF ASSETS

      On December 30, 1993, Allied Products Corporation ("Allied") sold substantially all the assets and liabilities of its White-New Idea Farm Equipment Division to AGCO Corporation, a Delaware corporation, ("AGCO") for $53,480,636 paid in cash. The sale became effective as of December 31, 1993. The purchase price was calculated as 110% of the net book value of the purchased assets as of November 30, 1993 (net book value being calculated as the book value (net of accumulated depreciation and other valuation reserves) of the purchased assets less the assumed liabilities). The purchase price is subject to a post-closing adjustment based upon a closing date balance sheet to be provided by Allied to AGCO. The purchased assets include all inventory, tooling, machinery and equipment, real property leases, intellectual property, receivables and contract rights that are used primarily in, or that arise from, the conduct of the White-New Idea Farm Equipment Division business.

      Real estate used in connection with the White-New Idea business (specifically, the plants located in Coldwater, Ohio and Kewanee, Illinois) is being leased by Allied to AGCO. AGCO has options to purchase the Coldwater and Kewanee real estate at a later time pursuant to two Contracts for the Purchase and Sale of Real Property dated as of November 8, 1993 by and between AGCO Corporation and Allied Products Corporation.

      Allied used a substantial portion of the proceeds of the sale of White-New Idea to retire senior secured debt.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(b)(1)       Pro forma financial information

(c)(2)(a)(i) Agreement for the Sale of Assets of the White-New Idea Farm
             Equipment Division of Allied Products Corporation dated as of November 8, 1993 by and between AGCO Corporation and Allied Products Corporation.

        (ii) List of Exhibits and Disclosure Schedules to the
             Agreement for the Sale of Assets.


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                                     SIGNATURE


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       ALLIED PRODUCTS CORPORATION


                                          /s/ Kenneth B. Light
                                       -----------------------------
                                       By:  Kenneth B. Light
                                       Its: Executive Vice President
                                       Date: January 14, 1994